Income Tax	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax

NOTE 11 – INCOME TAX

The Company and its subsidiaries are included in a consolidated Federal income tax return.

The provision for income taxes is as follows:

	2015	2014
Current:
Federal	-	-
State	-	-
Total Current	-	-
Deferred:	-	-
Total provision for income taxes:	-	-

The provision (benefit) for income taxes differs from the amount computed by applying the statutory U.S. Federal income tax rate of 42.8% in 2015 and 41% in 2014 to the loss before income taxes due to the following for the years ended December 31:

	2015	2014

Book Income	$(981,800)	$(1,482,400)
Goodwill amortization	(81,100)	1,176,200
Allowance for Doubtful Accounts	5,800	-
Meals and Entertainment	4,000	1,000
Unrealized gain/loss on exchange rate	-	-
Stock Compensation Expense	-	3,900
Valuation allowance	1,053,100	301,300
	$-	$-

Net deferred tax liabilities consist of the following components as of December 31, 2014 and 2013:

The Components of the Company’s deferred tax assets and liabilities are as follows:

	2015	2014

Deferred tax assets:
NOL Carryover	$1,233,100	$288,400
Allowance for Doubtful Accounts	5,200	-
Related Party Accruals	-	-
Deferred tax liabilities
Goodwill Amortization	996,900	-

Valuation allowance	(2,235,200)	(288,400)
Net deferred tax asset	$-	$-

At December 31, 2015, the Company had net operating loss carryforwards of approximately $3,162,000 that may be offset against future taxable income from the year 2016 through 2035. No tax benefit has been reported in the December 31, 2015 consolidated financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.